SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2011

SCIO DIAMOND TECHNOLOGY CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	333-166786	27-0971332
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

109 Thornblade Blvd.
Greer, SC  29650
(Address of principal executive offices)

Phone: (864) 346-2733
(Registrant’s Telephone Number)

(formerly Krossbow Holding Corporation)
831-77th Avenue Edmondon
Alberta, Canada T6P 1S9

(Former name or former address, if changed since last report)

Copy of all Communications to:
Zouvas Law Group, P.C.
2368 Second Avenue, 1st Floor
San Diego, CA 92101
Phone: 619.688.1715
Fax: 619.688.1716

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SCIO DIAMOND TECHNOLOGY CORPORATION
Form 8-K
Current Report

ITEM 1.01
ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 31, 2011, Scio Diamond Technology Corporation, a Nevada Corporation (the "Company"), executed an Asset Purchase Agreement (the "Agreement") with Apollo Diamond, Inc. (“ADI”).  Under the terms of the Agreement, the Company shall pay $1,000,000 as stipulated between the Parties (the “Cash Payment”) and a $1,000,000 promissory note bearing interest at 4.00% annually and due and owing in full on September 1, 2012 (the “Note Payment”) in consideration for ADI’s Diamond Growing Machines and Intellectual Property related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIO DIAMOND TECHNOLOGY CORPORATION
Date: August 31, 2011	By: /s/ Joseph D. Lancia
Joseph D. Lancia
Chief Executive Officer

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